Exhibit 99.2

© 2022 Axcella Therapeutics. All rights reserved. NASDAQ: AXLA Axcella Therapeutics Phase 2A Long COVID Study Results Presentation Bill Hinshaw , President and CEO, Axcella August 2022

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the characteristics, competitive position and development potential of AXA1665, AXA1125 and potential future EMM compositions, the potential for AXA1125 to serve as a treatment for Long COVID and a first-line NASH monotherapy for adult and pediatric patients and be used in combination with other agents if required, the design, status and timing of the company's Phase 2a and Phase 2b clinical trials of AXA1125, the intended results of the company's strategy and approach, the size and growth potential of the markets for the company's product candidates, the company's intellectual property position, the company's cash runway and the company's ability to address other complex diseases and conditions utilizing EMM compositions. The words "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to the potential impact of COVID-19 or other events on our ability to conduct and complete ongoing or planned clinical studies and clinical trials and planned submissions to FDA or other regulatory authorities in a timely manner or at all due to patient or principal investigator recruitment or availability challenges, clinical trial site shutdowns or other interruptions and potential limitations on the quality, completeness and interpretability of data we are able to collect in our clinical studies and potential delays in disclosure of the same; other potential impacts of COVID-19 or other events on our business and financial results, including with respect to our ability to raise additional capital and operational disruptions or delays, changes in law, regulations, or interpretations and enforcement of regulatory guidance; clinical trial initiation plans and timing, clinical trial design and target indication(s) for AXA1125, the clinical development and safety profile of our product candidates and their health or therapeutic potential; whether and when, if at all, our product candidates will receive approval from the FDA or other comparable regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; past results from clinical studies not being representative of future results and other risks identified in our SEC filings, including Axcella's Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the SEC. The company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Axcella disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this presentation represent our views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

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© 2022 Axcella Therapeutics. All rights reserved.
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*** Confidential *** © 2022 Axcella Therapeutics. All rights reserved. Today’s Agenda Agenda Length Time Speaker Introductory Remarks 5 min 8:00 am – 8:05 am Bill Hinshaw Clinical Trial Design and Protocol 10 min 8:05 am – 8:15 am Dr . Raman Clinical Trial Results 20 min 8:15 am – 8:35 am Margaret Koziel Patient Experience 5 min 8:35 am – 8:40 am Dr . Raman Mechanism of Disease & AXA 1125 10 min 8:40 am – 8:50 am Karim Azer Independent 3 rd Party Perspective 15 min 8:50 am – 9:05 am Dr . Maley Conclusion and Next Steps 5 min 9:05 am – 9:10 am Bill Hinshaw Q&A 20 min 9:10 am – 9:30 am Bill, Margaret, Karim, Dr. Raman, Dr. Maley , Bob Dr. Jason Maley Beth Israel Deaconess Medical Center Director, BIDMC Critical Illness and COVID - 19 Survivorship Program Director of Quality, Pulmonary, Critical Care, and Sleep Medicine Core Faculty, Center for Healthcare Delivery Science Dr. Betty Raman Radcliffe Department of Medicine, Oxford University Associate Professor of Cardiovascular Medicine

© 2022 Axcella Therapeutics. All rights reserved. 4 World leader of multi - targeted therapies in complex diseases Endogenous Metabolic Modulators (EMMs) AXA1125 Long COVID

© 2022 Axcella Therapeutics. All rights reserved. 5 1. WHO Coronavirus (COVID - 19) Dashboard: https://covid19.who.int/ 2. American Academy of Physical Medicine and Rehabilitation’s “PASC Dashboard”. PASC = Post - acute Sequelae of COVID - 19. https://pascdashboard.aapmr.org/ 3. Science & Tech Spotlight: Long COVID. (2022). Retrieved 29 July 2022, from https://www.gao.gov/products/gao - 22 - 105666 4. Assessing the Global Burden of Post - COVID - 19 Conditions. (2022). Retrieved 29 July 2022, from https://www.iqvia.com/insights/the - iqvia - institute/reports/assessing - the - global - burden - of - post - covid - 19 - conditions 5. Ayoubkhani D. (2022, May 6). Self - reported long COVID after infection with the Omicron variant in the UK. ONS.Gov.UK. https://www.ons.gov. uk/peoplepopulationandcommunity/healthandsocialcare/conditionsanddiseases/bulletins/selfreport edlongcovidafterinfectionwiththeomicronvariant /6may2022#prevalence - of - self - reported - long - covid - between - variants. 6. Antonelli, M., Penfold, R., Merino, J., Sudre , C., Molteni , E., Berry, S., Canas , L., Graham, M., Klaser , K., Modat , M., Murray, B., Kerfoot, E., Chen, L., Deng, J., Österdahl , M., Cheetham, N., Drew, D., Nguyen, L., Pujol, J., Hu, C., Selvachandran , S., Polidori, L., May, A., Wolf, J., Chan, A., Hammers, A., Duncan, E., Spector, T., Ourselin , S. and Steves , C., 2022. Risk factors and disease profile of post - vaccination SARS - CoV - 2 infection in UK users of the COVID Symptom Study app : a prospective, community - based, nested, case - control study. The Lancet Infectious Diseases, 22(1), pp.43 - 55. Long COVID: A Large and Still Emerging Public Health Crisis • ~500M confirmed COVID - 19 cases worldwide to date 1 • 20 - 30% (100M - 167M) of COVID patients report Long COVID symptoms 4 • Susceptibility to Long COVID is not related to vaccination status, variant type, or severity of acute infection 5,6 • Commonly reported symptoms include fatigue • Estimated healthcare burden up to $40+ billion • Growing Impact on the population: – 1 million Americans already out of work 3 – ~22% of UK work absences due to Long COVID 53% U.S. COVID Survivals and Long COVID Cases 2 Most Common Long COVID Symptoms 40 mill. 20 mill. 60 mill. 23 mill. 80 mill.

© 2022 Axcella Therapeutics. All rights reserved. 6 Very Limited Development and Axcella Leadership Opportunity Very Few Trials in Long COVID and almost none in Fatigue And Growing Attention to this Public Health Crisis Axcella Leadership Opportunity • Differentiated Profile • Most Advanced Program • Leadership Opportunity

*** Confidential *** © 2022 Axcella Therapeutics. All rights reserved. Long COVID Overview Betty Raman British Heart Foundation Oxford Centre for Research Excellence Intermediate Transition Clinical Review Fellow Associate Professor of Cardiovascular Medicine Radcliffe Department of Medicine University of Oxford

Long COVID/Post - Acute Sequelae of COVID - 19 Betty Raman MBBS FRACP DPhil Associate Professor of Cardiovascular Medicine Radcliffe Department of Medicine University of Oxford, United Kingdom British Heart Foundation Oxford Centre of Research Excellence Transition Intermediate Research Fellow NIHR OXFORD BRC

9 © 2021 Axcella Therapeutics. All rights reserved. Long COVID Overview Betty Raman British Heart Foundation Oxford Centre for Research Excellence Intermediate Transition Clinical Research Fellow Associate Professor of Cardiovascular Medicine Radcliffe Department of Medicine University of Oxford

Long COVID: UK Prevalence 2 1 June to 7 July, 2022 7 July 2022 7 July 2022 56% 31% 22% 21% Loss of smell Loss of smell Muscle ache Source: https:// www.ons.gov.uk /

• “I have lost everything – my job, my life, my partner. Most of all I have lost myself. I want the old me back.” – P.L Long COVID: Patient Journey Source:https :// www.youtube.com / watch?v =IIeOoS_A4c8 Long COVID SOS support

Post - viral fatigue syndrome and myalgic encephalitis • 1918 Spanish influenza • 2003 SARS • 2009 H1N1 • Ebola virus • Ebstein Barr Virus • Human Herpes Virus CFS No approved treatment for Long COVID or related disorders…..

Long COVID: Research in Oxford

UNIVERSITY OF OXFORD

- C-MORE study – holistic multisystem study (Raman & Neubauer)
- Urgent Public Health Badging, NIHR-BHF COVID-19 Flagship status
- Impact on individuals
- 3 UK National post-COVID-19 studies – PHOSP-COVID, CONVALESCENCE, EXPLAIN study

C-MORE

Raman B et al, EClinicalMedicine, 2021

Long COVID: Insights from Oxford

UNIVERSITY OF OXFORD

- Fatigue – most challenging and debilitating symptom experienced by patients
- Mitochondrial dysfunction highly likely – insights from CPET





<0.001
0.008
200
150
100
50
0
VO2peak, % of predicted
COVID-19 3m
COVID-19 6m
Controls

Preserved breathing reserve
Normal O2 pulse
Normal cardiac function and volume
Early Anaerobic threshold[3]

Cassar. M et al, EClinicalMedicine, 2022

Mitochondrial dysfunction – COVID - 19 SARS - CoV - 2 Direct effects Inhibit mitochondrial anti - viral signaling proteins (MAVS) 1 Increased ROS 1,2,3 Activation of inflammasomes inflammation 1,2 Muted interferon signaling Release of mitokines 1 Indirect effects ACE2 – activation of RAA 1 Chronic inflammatory signalling 1. Singh et al, Am J Physiol Cell Physiol , 2020 2. Ajaz et al, Am J Physiol , 2020 3. Gibellini et al, EMBO Molecular Medicine, 2020 4. Cassar M et al, EClinicalMedicine, 2022 Chronic fatigue syndrome – mitochondrial dysfunction

Potential mechanisms underlying Long COVID Y Interleukins 2 , chemokines Mitochondrial dysfunction 3 T and B cells 1. Raman B et al, European Heart Journal, 2022 2. Evans et al, Lancet Respiratory Medicine, 2022 3. Singh et al, Chest, 2022 4. Richter et al, Clin and Exper Immun , 2022 5. Pretorius et al, Cardio Diabetology, 2021 Mechanisms 1 Autoimmune response Molecular mimicry 4 Chronic inflammation Immuno - thrombosis Amyloid fibrin microclot 5 Endothelial dysfunction

Clinically Meaningful Measures are Most Meaningful to Regulatory Agencies, Treaters, and Patients Clinically Meaningful Markers of Efficacy Proof of Hypothesized Mitochondrial Mechanism • Phosphocreatine Recovery Time ( PCr , primary endpoint): measure of mitochondrial oxidative capacity • Other measures in magnetic resonance spectroscopy, mitochondrial function • Lactate Levels: used as measure of metabolic stress • Biomarkers of inflammation • Chalder Fatigue Scale (CFQ - 11): Validated in chronic fatigue score • Includes both physical and mental subscales • Six Minute Walk Test (6MWT) Outcome measures of Clinical Efficacy

Chalder Fatigue Questionnaire Do you have problems with tiredness? Do you need to rest more? Do you feel sleepy or drowsy? Do you have problems starting things? Do you lack energy? Do you have less strength in your muscles? Do you feel weak? Do you have difficulty concentrating? Do you make slips of the tongue when speaking? Do you find it more difficult to find the correct word? How is your memory? • Developed and validated for use in chronic fatigue syndrome/ myalgic encephalomyelitis • Assesses both physical and mental components of fatigue • Standardized definitions to assess fatigue • Two different scoring systems in use for the 11 questions • Bimodal (total 0 - 11) • Likert (total 0 - 33) (graded scoring for each question – 0,1,2,3)

PCr ADP ATP Mitochondrial metabolism ATPase • Phosphocreatine ( PCr ) 1 • Anaerobic metabolism (glycolytic) • Aerobic metabolism Glycogen Mitochondria Sarcomere Lactic acid ATP Recovery α oxidative metabolism 1. Chance et al,PNAS , 1981 PCr = Phosphocreatine

• Normal recovery time constant 27 ± 7 sec 1 ; 31 ± 7sec 2 ; 32 ± 3sec 3 • > 50s is prolonged (>2SD of published norms) • CFS studies – MRS abnormalities in fatigued patients 4 PCr recovery time constant ϭ͘ zŽƐŚŝĚĂĞƚĂů͕ ^ĐĂŶĚ :DĞĚ^Đŝ^ƉŽƌƚƐ͕͘ ϮϬϭϯ Ϯ͘ aĞĚŝǀ Ǉ ǵ ĞƚĂů͕DĞĚWŚǇƐ͕ ϮϬϭϱ ϯ͘ ^ĐŚĞƵĞƌŵĂŶŶ Ͳ &ƌĞĞƐƚŽŶĞĞƚĂů͕ŝƌĐƵůĂƚŝŽŶ͕ ϮϬϬϯ ϰ͘ DĐƵůůǇĞƚĂů͕DƵƐĐůĞΘEĞƌǀĞ͕ ϭϵϵϲ

Clinical Trial Study Design


4 weeks
1 week
D1:
6-minute walk
Lactate
Fatigue PRO
D14:
Fatigue PRO
D28:
MRS
6-minute walk
Lactate
Fatigue PRO
D35:
Up to 4 weeks
MRS
Fatigue PRO
Screening
1:1 Randomization
(N=~40)
AXA1125 33.9g BID (67.8 g/d)
(n=~20)
Matched placebo
(n=~20)
Follow-up

Core elements	Description
Design	• Randomized **double blind**, placebo-controlled study over 28 days
Study population	• Including Long COVID patients (>12 weeks post PCR+) with fatigue-predominant symptoms/abnormalities: – PCr recovery time constant of >50 sec. – Chalder Fatigue bimodal score of >8 (very high level of fatigue) • Excluding patients with other potential drivers of fatigue and MRS abnormalities (vascular disease, diabetes, etc.)
Endpoints include	• Primary: PCr recovery time constant - Tau • 6-minute walk test • Lactate levels • Fatigue scores • Safety and tolerability

BID = twice daily; MRS = magnetic resonance spectroscopy; PCr = phosphocreatine; PRO = Patient Reported Outcomes

© 2022 Axcella Therapeutics. All rights reserved. NASDAQ: AXLA *** Confidential *** AXA1125 - 201 Top Line Data Dr. Margaret Koziel 2 August 2022

© 2022 Axcella Therapeutics. All rights reserved. 23 CFQ - 11, Chalder Fatigue Questionnaire 11 item scale; PCr t , phosphocreatine recovery rate time constant Executive Summary • AXA1125, compared to placebo, resulted in – Statistically significant improvements in fatigue as measured by CFQ - 11 – Improvements in both the physical and mental components of the fatigue scoring – Impressive clinical improvements in most patients treated • AXA1125 responders had a statistically significant improvement in 6MWT • In terms of measurement of PCr t , no differences at end of treatment – High variability means statistical demonstration of the difference very unlikely in this study size – Now shown as nonviable as a clinical trial endpoint • There was a trend toward a reduction in peak lactate in those subjects who received AXA1125 • AXA1125 was safe and well tolerated in this study

© 2022 Axcella Therapeutics. All rights reserved. 24 *Based on calculated norm for age, gender, BMI; SD, standard error AXA1125 - 201: Demographics All subjects completed all key assessments in the trial Demographics Placebo (n=20) AXA1125 (n=21) Age, mean, years (SD) 43.6 (7.8) 43.6 (10.1) Sex (% female) 15 (71.4) 13 (65.0) Race 19/2 (90.5%) Caucasian 2/20 (9.5%) Asian 18/21 (90%) Caucasian 1/21 Asian (5%) Asian 1/21 (5%) Other BMI, mean (SE) 26.42 (4.25) 26.38 (4.32) CFQ - 11, Total using bimodal (SE) (range 0 - 11) 10.50 (0.199) 10.48 (0.264) CFQ - 11, Total using Likert (SE) (range 0 - 33) 28.05 (0.663) 26.24 (0.783) Percent predicted 6 minute walk test* (mean, SE) 86.82 (3.86) 82.41 (4.27)

© 2022 Axcella Therapeutics. All rights reserved. 25 p - values from ANCOVA and represent LSM adjusting for differences in baseline There is a Statistically Significant Change in Fatigue Scores Improvements seen in all scores using Likert scoring of CFQ - 11 28.05 26.45 26.24 21 0 5 10 15 20 25 30 Baseline Week 4 CFQ - 11 (SE) p = 0.0039 18.95 17.65 17.29 13.62 0 5 10 15 20 Baseline Week 4 9.1 8.8 8.95 7.38 0 2 4 6 8 10 12 Baseline Week 4 p = 0.0097 p = 0.0097 Total Fatigue Score Range 0 - 33 Physical Fatigue Range 0 - 21 Mental Fatigue Range 0 - 12 = Placebo Arm = Treatment Arm Arrow indicates direction of improvement along axis

© 2022 Axcella Therapeutics. All rights reserved. 26 Physical scale: Normal, 0 - 9; Mild, 10 - 15; Moderate severe, ≥16 Mental scale: Normal, 0 - 3; Mild, 4 - 7; Moderate/severe, ≥8 Note denominator based on total in arm for percent Visit Baseline Category Post - Baseline Category Placebo BID (n=20) AXA1125 33.9g BID (n=21) Baseline Normal 0 0 Mild 1 (5.0) 2 (9.5) Moderate/Severe 19 (95.0) 19 (90.5) Week 4 Normal Normal 0 0 Mild 0 0 Moderate/Severe 0 0 Mild Normal 0 2 (9.5) Mild 0 0 Moderate/Severe 1 (5.0) 0 Moderate/Severe Normal 0 1 (4.8) Mild 4 (20.0) 12 (57.1) Moderate/Severe 15 (75.0) 6 (28.6) Subjects Taking AXA1125 Results in Greater Movement from Moderate/Severe to Mild in BOTH Physical & Mental Scales Following tables map how patients shift from baseline to week 4 Visit Baseline Category Post - Baseline Category Placebo BID (n=20) AXA1125 33.9g BID (n=21) Baseline Normal 0 0 Mild 4 (20.0) 2 (9.5) Moderate/Severe 16 (80.0) 19 (90.5) Week 4 Normal Normal 0 0 Mild 0 0 Moderate/Severe 0 0 Mild Normal 0 0 Mild 3 (15.0) 2 (9.5) Moderate/Severe 1 (5.0) 0 Moderate/Severe Normal 0 0 Mild 1 (5.0) 7 (33.3) Moderate/Severe 15 (75.0) 12 (57.1) Physical Domain Mental Domain

© 2022 Axcella Therapeutics. All rights reserved. 27 AXA1125 responders had statistically significant improvements and were able to walk farther This effect only seen in subjects who received AXA1125 Change in Ratio (Observed/Predicted) 6MWT (%) Spearman Correlation Coefficient (p - value) AXA1125 33.9g BID: - 0.621 (0.0027) Placebo BID: - 0.271 (0.2487) Change in Total Fatigue Score by Likert Scoring (Pre 6MWT) Correlation of 6MWT and improvement in fatigue Arrow indicates direction of improvement along axis

© 2022 Axcella Therapeutics. All rights reserved. 28 PCR t , phosphocreatine recovery rate time constant. Rousell et al Biochimica Biophysica Acta 2000 No Change in Phosphocreatine recovery rate time constant ( PCr t ) Much greater than expected variation in baseline – makes PCr t not useful as a clinical trial endpoint • Unexpected large variation at baseline – Overall mean 92.46 S (SD 35.3) – Higher degree of variability than seen in other diseases • No difference in change from baseline in PCr t between AXA and placebo – Statistical difference would require large sample size to detect planned 10S delta (250 - 500 subjects) or large delta (30S) between groups • There was a correlation between improvements in fatigue and improvement in PCr t

© 2022 Axcella Therapeutics. All rights reserved. 29 AUC, area under the curve. AXA1125 Patients Showed A Trend Toward Improving Lactate Levels • Baseline assumption that peak lactate would be high (> 3 mMol /L) • Trend toward difference in model estimated mean (LSM) when accounting for difference in baseline – 0.42 (p = 0.073, 2 - sided) • No correlation of change in lactate with measures of fatigue 21 21 20 20 Baseline Week 4 Analysis Visit 0.5 0.7 0.9 1.1 1.3 1.5 1.7 1.9 2.1 ( m M o l / L ) O b s e r v e d P e a k L a c t a t e V a l u e a f t e r 6 M W T AXA1125 33.9g BID Placebo BID Sample Size: Placebo BIDAXA1125 33.9g BID Treatment Peak lactate Arrow indicates direction of improvement along axis

© 2022 Axcella Therapeutics. All rights reserved. 30 . TEAE, treatment emergent adverse events. AXA1125 was safe and well tolerated in this study TEAE s (Treatment Emergent Adverse Events) Placebo (n=20) AXA1125 (n=21) Subjects with at least one TEAE 4 (20.0%) 11 (52.4%) Subjects with at least one serious TEAE 0 (0.0%) 0 (0.0%) Subjects with TEAE leading to withdrawal of study drug 0 (0.0%) 0 (0.0%) Subjects with TEAE leading to death 0 (0.0%) 0 (0.0%) Subjects with TEAE by worst severity grade – Grade 1 – Grade 2 – Grade 3 2 (10.0%) 2 (10.0%) 0 (0.0%) 10 (47.6%) 0 (0.0%) 1 (4.8%) (Syncope in MR) Subjects with TEAE by worst relationship to study drug – Related – Not related 2 (10.0%) 2 (10.0%) 6 (28.6%) 5 (23.8%) TEAE seen in 2 or more subjects in either arm – Diarrhea – Abdominal distension – Nausea 0 (0.0%) 2 (10.0%) 0 (0.0%) 3 (14.3%) (1 related) 0 (0.0%) 2 (9.5%) (1 related)

© 2022 Axcella Therapeutics. All rights reserved. 31 CFQ - 11, Chalder Fatigue Questionnaire 11 item scale; PCr t , phosphocreatine recovery rate time constant Conclusion • AXA1125, compared to placebo, resulted in: – Statistically significant improvements in fatigue as measured by CFQ - 11 – Improvements in both the physical and mental components of the fatigue scoring – Impressive improvements in Fatigue • AXA1125 responders had a statistically significant improvement in 6MWT • In terms of measurement of PCr t , no differences at end of treatment – High variability means statistical demonstration of the difference very unlikely in this study size • There was a trend toward a reduction in peak lactate in those subjects who received AXA1125 • AXA1125 was safe and well tolerated in this study

• “I have lost everything – my job, my life, my partner. Most of all I have lost myself. I want the old me back.” – P.L Long COVID: Patient Journey Source:https :// www.youtube.com / watch?v =IIeOoS_A4c8 Long COVID SOS support

© 2022 Axcella Therapeutics. All rights reserved. NASDAQ: AXLA 2 August, 2022 Mechanism of Disease & AXA1125 Karim Azer , PhD VP, Head of Platform & Discovery

© 2022 Axcella Therapeutics. All rights reserved. 34 COVID - 19 Hijacks Mitochondrial Metabolism, Dysregulates Vascular System and Leads to Chronic Inflammation in Long Covid Building on a Foundation of AXA1125 Multi - Targeted Activity • Vascular environment dysfunction, pro - inflammatory state, and suppressed mitochondrial metabolism are implicated in LC – Data supported through clinical registries and long covid literature • AXA1125’s multi - targeted MOA in NASH has – shown improvements in mitochondrial metabolism and inflammation – Provided the rationale and data to study its potential in Long Covid

© 2022 Axcella Therapeutics. All rights reserved. 35 AXA1125 Targets Key Environment, Inflammation and Metabolism Biologies in Long Covid Key Hypotheses for Multi - Targeted Effect of AXA1125 Use in Long COVID • AXA1125 multi - targeted MOA is proposed to improve vascular environment, inflammation, and mitochondrial metabolism. • Improvement in markers of vascular environment – Dysregulated tissue environment in LC • Improvement in oxidative stress and inflammation – Pro - inflammatory state persists from acute setting – Increased oxidative stress and reduced antioxidant availability • Improvement in markers of metabolism and mitochondrial function – Dysregulated environment impacts high energy demand organs and limits function

Key MOA Takeaways from AXA1125 in Long Covid Fatigue

Multi-Targeted Impact on Improving Vascular Environment, Inflammation, and Mitochondrial Metabolism

Disease MOA	Biological Impact	Improved Clinical Treatment Response Biomarker(s) in LC	MOA Concordance from NASH Studies	Preliminary evidence in Pre-clinical Models
Vascular Environment Dysfunction	Dysregulated endothelial function, coagulation, reduced micro-vascular perfusion, reduced inflammation	✓ Biomarkers of vascular function	✓ Improved vascular marker	✓ Improved markers of endothelial function, inflammation and coagulation
Oxidative Stress, pro-inflammatory state	Reduced antioxidant availability, increased ROS and inflammation	✓ Biomarkers of inflammation and oxidative stress	✓ Reduced inflammation	✓ Decreased inflammatory and cytokine secretion
Mitochondrial Metabolism & Bioenergetics	Dysregulated lipid oxidation, insulin resistance, Increased glycolysis	✓ Mitochondrial metabolism and inflammation biomarkers e.g. **Lactate, FGF21**	✓ Improved fatty acid oxidation, lipid metabolism	✓ Increased fatty acid oxidation; decreased activation of HIF-1α pathway

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© 2022 Axcella Therapeutics. All rights reserved.
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© 2022 Axcella Therapeutics. All rights reserved. 37 AXA1125 Multi - Targeted MOA Restores Key Biologies Implicated in LC Fatigue Patients • Vascular environment dysfunction, inflammation and suppressed metabolism are implicated in LC patients and reported in clinical registries – suppressed mitochondrial metabolism impacts high demand organs e.g. skeletal muscle • AXA1125 restores key markers of vascular environment function, inflammation, and metabolism, as supported by Phase2a clinical and biomarker data – Building on a foundation of MOA from our NASH studies and pre - clinical models • The proposed multi - targeted MOA of AXA1125 on both the tissue environment and on cell metabolism and energetics addresses key reported dysregulated biologies in patients suffering from LC fatigue

Long COVID Fatigue: Background and Trial Discussion Jason H Maley, MD, MS Assistant Professor of Medicine , Harvard Medical School Director, Critical Illness and COVID - 19 Survivorship Program Co - Chair , American Academy of PM&R Long COVID Clinic Collaborative Co - Investigator , NIH Researching COVID to Enhance Recovery (RECOVER) Initiative Director of Quality , Division of Pulmonary, Critical Care, and Sleep Medicine Beth Israel Deaconess Medical Center, Boston, MA

Conflicts of Interest I was not involved in the design, conduct, or reporting of this Phase 2a clinical trial. Following this trial, I began work as a scientific advisor on the topic of long COVID for Axcella .

38 - year - old man, engineer, triathlete, COVID - 19 in December 2020 • Initial illness managed at home, felt it was a “mild cold,” did not require hospitalization and symptoms resolved by day 4 of illness • 8 weeks later: severe physical and mental exhaustion after an average day of work, had to stop working, can not walk around for more than 15 mins without having to lie down for hours • •

38 - year - old man, engineer, triathlete, COVID - 19 in December 2020 • Initial illness managed at home, felt it was a “mild cold,” did not require hospitalization and symptoms resolved by day 4 of illness • 8 weeks later: severe physical and mental exhaustion after an average day of work, had to stop working, can not walk around for more than 15 mins without having to lie down for hours • “I keep making errors at work that are scary , completely lose train of thought, and am napping constantly” • 6 months later, with supportive care and cognitive rehabilitation, remains on disability due to fatigue impacting physical and cognitive function

• 6 - 8 month wait list , over 1000 patients seen at our clinic, same or longer wait around the country at 100+ long COVID clinics • No existing physical or cognitive fatigue treatments targeting biology of long COVID • Continue to see new patients with severe long COVID symptoms who were infected in 2020 • Daily messages from around the country from patients desperate for treatment

• Measure progress in small steps every 4 - 6 months , with many patients experiencing ongoing symptoms 2+ years from infection • Recovery from prolonged, severe fatigue in 1 month is exceptional , not seen in the setting of our clinics • Anticipate ongoing pressing need for treatment indefinitely – long COVID continues to occur in fully vaccinated people • Patients with chronic post - viral fatigue (ME/CFS) from other causes now contacting our clinic for help as well

Impaired oxygen extraction during exercise Characterizing Long COVID Fatigue Prolonged post - infectious inflammation Immune Dysregulation Exhaustion after minimal physical activity Non - restorative sleep Post - exertional malaise Impairs function at work and home Accompanying cognitive impairment EMERGING EVIDENCE CLINICAL CHARACTERISTICS Mitochondrial Impairment

Impaired oxygen extraction during exercise Prolonged post - infectious inflammation Immune Dysregulation Exhaustion after minimal physical activity Non - restorative sleep Post - exertional malaise Impairs function at work and home Accompanying cognitive impairment EMERGING EVIDENCE CLINICAL CHARACTERISTICS Mitochondrial Impairment Characterizing Long COVID Fatigue

My Key Takeaways from Trial • Patient - reported outcome – Chalder Fatigue Scale ( CFQ - 11) – is the outcome that matters to patients and clinicians • Clinically significant improvement in physical and cognitive domains • Physical performance (6MWT) improved among those responsive to treatment

What would this mean to patients and to me • First fatigue therapy addressing underlying biology – no current treatment for fatigue • Cannot overstate urgency for treatments among patients and clinicians • Ability to return to work , maintain income, participate in home life • Return of cognitive function : memory, thinking, concentration, speech

© 2022 Axcella Therapeutics. All rights reserved. NASDAQ: AXLA Axcella Therapeutics Phase 2A Long COVID Study Results Presentation Bill Hinshaw , President and CEO, Axcella August 2022

© 2022 Axcella Therapeutics. All rights reserved. 49 Milestone timing based on current expectations and subject to change. * Assumes positive Phase 2a data readout. Milestone Rich Time Program Update Timing AXA1125 for Long COVID Phase 2a Enrollment Completion Q2 2022 x Phase 2a Top - Line Data Q3 2022 x Regulatory Engagement * 2H 2022 Scientific Communication 2H 2022 AXA1125 for NASH Phase 2b Interim Data Q3 2022 Scientific Communication 2H 2022

© 2022 Axcella Therapeutics. All rights reserved. 50 Milestone timing based on current expectations and subject to change. * Assumes positive Phase 2a data readout. In Summary • AXA1125 Demonstrated Highly Statistically Significant and Clinically Relevant Results • COVID infections are continuing • Long COVID will continue to be a major public health crisis • Patients need options and treatment, not just observation • Next Steps including Regulatory Engagement and Clinical Plans • Axcella is leading in Long COVID therapeutics

*** Confidential *** © 2022 Axcella Therapeutics. All rights reserved. Q&A Dr. Jason Maley Beth Israel Deaconess Medical Center Dr. Betty Raman Radcliffe Department of Medicine, Oxford University Bob Crane Chief Financial Officer, Axcella Dr. Margaret Koziel Chief Medical Officer, Axcella Bill Hinshaw President & Chief Executive Officer Axcella Dr. Karim Azer Head of Platform and Discovery, Axcella